UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): November 2, 2023

THE ARENA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 VESEY STREET, 24TH FLOOR
NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

On November 5, 2023, The Arena Group Holdings, Inc., a Delaware corporation (“Arena”), Simplify Inventions, LLC, a Delaware limited liability company (“Simplify”), Bridge Media Networks, LLC, a Michigan limited liability company and a wholly owned subsidiary of Simplify (“Bridge Media”), New Arena Holdco, Inc., a Delaware corporation and a wholly owned subsidiary of Arena (“Newco” and, following the consummation of the Mergers (as defined below, “New Arena”)), Energy Merger Sub I, LLC, a Delaware limited liability company and a wholly owned subsidiary of Newco (“Merger Sub 1”), and Energy Merger Sub II, LLC a Delaware limited liability company and a wholly owned subsidiary of Newco (“Merger Sub 2”), entered into a Business Combination Agreement (the “Transaction Agreement”) in connection with the previously announced binding letter of intent between Arena and Simplify, dated August 14, 2023. Upon the terms and subject to the conditions set forth in the Transaction Agreement, at the closing (the “Closing”) of the transactions contemplated by the Transaction Agreement, (i) Bridge Media will merge with and into Merger Sub 1, with Merger Sub 1 as the surviving company and a direct wholly owned subsidiary of Newco (the “Bridge Media Merger”), (ii) Merger Sub 2 will merge with and into Arena, with Arena as the surviving company and a direct wholly owned subsidiary of Newco (the “Arena Merger,” and together with the Bridge Media Merger, the “Mergers”), (iii) each share of Arena’s common stock (“Arena Common Stock”) outstanding immediately prior to the effective time of the Arena Merger will be converted into the right to receive one share of common stock of Newco (“New Arena Common Stock”) and (iv) all of the membership interests of Bridge Media outstanding immediately prior to the effective time of the Bridge Media Merger will be converted into the right of Simplify to receive 41,541,482 shares of New Arena Common Stock.

Pursuant to the terms of the Transaction Agreement and the plans and agreements governing such awards, any Arena stock option and restricted stock unit awards and warrants to purchase shares of Arena Common Stock (“Arena Warrant”) that are outstanding at the Closing will be treated as follows:

(i)	Each outstanding option to purchase shares of Arena Common Stock under any Arena equity plan, whether vested or unvested, that is unexercised as of immediately prior to the Closing will be converted into an option to acquire an equal number of shares of New Arena Common Stock. Each converted option will be subject to the same terms and conditions as applied to the original option.

(ii)	Each outstanding award of restricted stock units with respect to shares of Arena Common Stock under any Arena equity plan, whether vested or unvested, that is not settled as of immediately prior to the Closing will be converted into an award of restricted stock units with respect to an equal number of shares of New Arena Common Stock. Each converted restricted stock unit will be subject to the same terms and conditions as applied to the original restricted stock unit.

(iii)	Each issued and outstanding Arena Warrant, whether vested or unvested, will be converted into the right to receive a warrant to purchase an equal number of shares of New Arena Common Stock at a per share exercise price equal to the per share exercise price of such Arena Warrant upon the terms and subject to the conditions specified in the agreements governing the outstanding Arena Warrants

Concurrently with the execution of the Transaction Agreement, Newco entered into (i) a Common Stock Subscription Agreement with 5-Hour International Corporation Pte. Ltd., a company organized under the laws of Singapore (“5-Hour,” and such agreement, the “Common Stock Subscription Agreement”), pursuant to which 5-Hour agreed to purchase 5,000,000 shares of New Arena Common Stock, at a purchase price of $5.00 per share, for an aggregate purchase price of $25,000,000 (the “Common Stock Financing”) and (ii) a Preferred Stock Subscription Agreement (the “Preferred Stock Subscription Agreement”) with The Hans Foundation USA, a nonprofit nonstock corporation (the “Hans Foundation”), pursuant to which the Hans Foundation agreed to purchase 25,000 shares of Series L Preferred Stock of New Arena (“New Arena Series L Preferred Stock,” and together with New Arena Common Stock, “New Arena Stock”), at a purchase price of $1,000.00 per share, for an aggregate purchase price of $25,000,000 (the “Preferred Stock Financing” and, together with the Common Stock Financing and the Mergers, the “Transactions”), with each such purchase to be consummated immediately following the consummation of the Mergers.

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As a result of the Transactions, Simplify will own 58.02% of the outstanding shares of New Arena Common Stock (on a fully diluted basis) as of the Closing, 5-Hour will own 6.98% of the outstanding shares of New Arena Common Stock (on a fully diluted basis and without giving effect to any purchases of New Arena Common Stock pursuant to the Stock Purchase Agreement (as defined below)) and former Arena stockholders will own the remaining outstanding shares of New Arena Common Stock. Newco will operate under the name “The Arena Group Holdings, Inc.”

The obligation of the parties to consummate the Closing is subject to customary conditions, including, among other things, the (i) affirmative vote of the holders of a majority of the outstanding shares of Arena Common Stock, (ii) applicable approvals under certain regulatory and competition laws, including the expiration or termination of all applicable waiting and other time periods (in each case, without the requirement to take actions that would be reasonably expected to materially and adversely affect Simplify and its subsidiaries or Newco and its subsidiaries) and (iii) effectiveness of the registration statement on Form S-4 to be filed by Newco with the Securities and Exchange Commission (the “SEC”) and the approval of the listing on the NYSE American (“NYSE American”) of the shares of New Arena Common Stock to be issued in the Transactions.

The Transaction Agreement contains certain termination rights for each of Arena and Simplify, including the right of each party to terminate the Transaction Agreement if the Transactions have not been consummated by August 5, 2024.

The Transaction Agreement contains customary representations and warranties by each party. The parties have also agreed to various customary covenants and agreements, including, among others, to conduct, subject to certain exceptions, their business in the ordinary course consistent with past practice during the period between the execution of the Transaction Agreement and the Closing. The Transaction Agreement also prohibits Arena’s solicitation of proposals relating to alternative transactions and restricts Arena’s ability to furnish information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction, subject to limited exceptions.

Certain Related Agreements

Common Stock and Preferred Stock Subscription Agreements

As described above, concurrently with the execution of the Transaction Agreement, Newco entered into the Common Stock Subscription Agreement with 5-Hour, pursuant to which 5-Hour has agreed to purchase, immediately following the consummation of the Mergers, 5,000,000 shares of New Arena Common Stock at a purchase price of $5.00 per share, for an aggregate purchase price of $25,000,000.

The obligations of the parties to consummate the Common Stock Financing are conditioned on, among other things, the consummation of the Mergers and the substantially concurrent closing of the Preferred Stock Financing.

Concurrently with the execution of the Transaction Agreement, Newco also entered into the Preferred Stock Subscription Agreement with the Hans Foundation, pursuant to which the Hans Foundation has agreed to purchase, immediately following the consummation of the Mergers, 25,000 shares of New Arena Series L Preferred Stock at a purchase price of $1,000.00 per share (the “New Arena Series L Original Issue Price”), for an aggregate purchase price of $25,000,000.

The obligations of the parties to consummate the Preferred Stock Financing are conditioned on, among other things, the consummation of the Mergers and the substantially concurrent closing of the Common Stock Financing.

Dividends on the New Arena Series L Preferred Stock will accrue at 10% per annum compounded and payable semi-annually in arrears and will be paid in kind.

The New Arena Series L Preferred Stock will be redeemable at the option of the holders thereof or New Arena at any time after the five-year anniversary of the Closing. In each case, the redemption price of the shares of New Arena Series L Preferred Stock shall be paid in cash by New Arena and shall be equal to the New Arena Series L Original Issue Price (as adjusted for any split or subdivision of issued shares of New Arena Series L Preferred Stock, any combination of issued shares of New Arena Series L Preferred Stock or a reclassification or recapitalization of issued shares of New Arena Series L Preferred Stock (other than a split or subdivision or combination), in each case, occurring after the original issue date of such shares of New Arena Series L Preferred Stock), plus the aggregate amount of dividends then accrued on such share of New Arena Series L Preferred Stock and not previously declared and paid or set aside for payment.

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Committed Equity Facility

At the Closing, subject to the execution of a definitive agreement between the parties, Newco will enter into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Simplify or one of its affiliates (the “Simplify SPA Party”), pursuant to which the Simplify SPA Party will agree to purchase such number of shares of New Arena Common Stock having an aggregate value of $20,000,000 in one or more private placements at a purchase price per share equal to the lesser of (i) the volume-weighted average price of the New Arena Common Stock for the last sixty (60) trading days prior to the purchase date and (ii) $3.86 per share. The Stock Purchase Agreement shall provide that New Arena will have the right but not the obligation to direct the Simplify SPA Party and the Simplify SPA Party thereupon shall have the obligation, to purchase the number of shares of New Arena Common Stock specified by New Arena, in a minimum aggregate value of not less than $5,000,000 and up to a maximum of $20,000,000 from time to time from the Closing to the one year anniversary of the Closing, subject to the earlier termination of the Stock Purchase Agreement. Pursuant to the Stock Purchase Agreement, at Closing, New Arena will issue to the Simplify SPA Party 60,000 shares of New Arena Common Stock, representing payment of a 1.5% commitment fee owed to the Simplify SPA Party.

Registration Rights Agreement

At the Closing, Simplify, 5-Hour and Newco will enter into a Registration Rights Agreement (the “Registration Rights Agreement”). The Registration Rights Agreement will grant Simplify, 5-Hour and the Simplify SPA Party certain registration rights, including, demand registration rights and piggyback registration rights (subject to underwriter cutback and certain blackout periods), with respect to its registrable securities, which shall include the shares of New Arena Common Stock received by Simplify pursuant to the Transaction Agreement, the shares of New Arena Common Stock purchased by 5-Hour pursuant to the Common Stock Subscription Agreement and the shares of New Arena Common Stock that may be purchased from time to time by the Simplify SPA Party pursuant to the Stock Purchase Agreement. New Arena will pay all reasonable out-of-pocket fees and expenses in connection with any registration pursuant to the Registration Rights Agreement, subject to certain exceptions.

Nomination Agreement

At the Closing, Simplify, 5-Hour and New Arena will enter into a Nomination Agreement (the “Nomination Agreement”), which sets forth, among other things, that Simplify will have the right: (i) during the period beginning on the date of Closing and ending on the date on which Simplify and 5-Hour (together with their respective Permitted Transferees (as such term is defined in the Nomination Agreement)) no longer collectively own at least fifty percent of the total number of New Arena shares outstanding (the “Majority Period”), to nominate such number of individuals for election to the New Arena board of directors (the “New Arena Board”) as constitutes a majority of the whole New Arena board of directors which, as of the Closing shall be four of the seven total number of directors on the New Arena Board and shall initially be Manoj Bhargava, Vince Bodiford, Cavitt Randall and Chris Morris; (ii) following the Majority Period, to nominate such number of individuals as determined by multiplying (A) a fraction, the numerator of which is the aggregate number of shares of New Arena Common Stock then owned, of record or beneficially, by Simplify and 5-Hour, together with their respective Permitted Transferees, and the denominator of which is the aggregate number of shares of New Arena Common Stock then outstanding (in each case, including any options, warrant or other rights entitling the holder thereof to acquire shares of New Arena Common Stock from New Arena), by (B) the then total number of directors constituting the entire New Arena Board; and (iii) in the event of the death, resignation, disqualification or removal of any director nominated pursuant to clauses (i) and (ii) above, to nominate for election an individual to fill the vacancy resulting from such death, resignation, disqualification, removal or other cause (such persons nominated pursuant to clauses (i), (ii) and (iii), the “SI Nominees”).

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The Nomination Agreement also provides that the Nominating Committee of the New Arena Board shall nominate for election to the New Arena Board, (i) during the Majority Period, such number of individuals as determined by subtracting from the total number of directors constituting the whole New Arena Board the number of SI Nominees, which, as of the Closing shall be three of the seven total number of directors on the New Arena Board and shall initially be, Ross Levinsohn, Daniel Shribman and Laura Lee, (ii) in the event of the death, resignation, disqualification or removal of any director nominated pursuant to clause (i) above, an individual to fill the vacancy resulting from such death, resignation, disqualification, removal or other cause and (iii) in the event of the removal or resignation of a director nominated by Simplify upon the end of the Majority Period, an individual to fill the vacancy from such removal or resignation.

Pursuant to the Nomination Agreement, Simplify and 5-Hour have also agreed to vote or cause to be voted all shares of New Arena Common Stock owned or controlled by each of them for the director nominees described in the preceding two paragraphs at any meeting of the stockholders of New Arena.

The Nomination Agreement shall terminate on the earliest to occur of (a) the date on which Simplify, together with its permitted transferees, no longer owns of record or beneficially in the aggregate at least fifteen percent (15%) of the aggregate number of shares of New Arena Common Stock then outstanding (including any options, warrant or other rights entitling the holder thereof to acquire shares of New Arena Common Stock from New Arena); (b) the dissolution of New Arena; and (c) the consummation of a Change of Control (as defined in the Nomination Agreement).

Advertising Commitment Agreement

At the Closing, Arena will enter into the Advertising Commitment Agreement (the “Advertising Commitment Agreement”) with Simplify and Agency 5, LLC (together with Simplify, the “Advertisers”), pursuant to which the Advertisers will agree to spend an aggregate of $12.0 million per year for a period of five years beginning on the Closing and ending on the five year anniversary of the Closing in connection with Promotional Activities (as defined in the Advertising Commitment Agreement) across any digital online and video property owned or operated by Arena. Each party’s obligations pursuant to the Advertising Commitment Agreement shall remain non-cancellable and non-terminable, except in the event of the termination of the Transaction Agreement.

Master Airtime Services Agreement

At the Closing, Bridge News LLC, a Michigan limited liability company and an affiliate of Simplify (“Bridge News”), and Bridge Media will enter into the Master Airtime Services Agreement (the “Airtime Services Agreement”), pursuant to which the parties have agreed, for an initial period of seven (7) years (the “Initial Term”), that in consideration of the payment by Bridge Media to Bridge News of market rate fees mutually agreed by the parties, Bridge Media shall have the right to utilize, and Bridge News will provide Bridge Media with reasonable and necessary access to certain broadcast equipment owned and/or leased by Bridge News in order for Bridge Media to broadcast certain television programming it produces on television broadcast stations owned by Bridge News. Bridge News will maintain and operate the television broadcast stations and broadcast equipment identified in the Airtime Services Agreement and provide to Bridge Media 100% of the airtime on two subchannels of the broadcast station’s full channel for the carriage of television programming produced by Bridge Media. The Initial Term will automatically renew for three (3) successive seven (7) year terms (each, a “Renewal Term”)(the Initial Term and any and all Renewal Terms are collectively, the “Term”) unless and until the Airtime Services Agreement is terminated by either Bridge News or Bridge Media upon ninety (90) days advance written notice prior to the end of the then-current Term.

The foregoing descriptions of the Transaction Agreement, Common Stock Subscription Agreement, Preferred Stock Subscription Agreement, Registration Rights Agreement, Stock Purchase Agreement, form of Nomination Agreement, form of Advertising Commitment Agreement and form of Master Airtime Services Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of such documents, which are attached hereto or will be filed with a Registration Statement on Form S-4, and are each incorporated herein by reference.

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The Transaction Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Arena or any of the other parties to the Transaction Agreement. The representations, warranties, covenants and agreements contained in the Transaction Agreement and the other documents related thereto were made only for purposes of the applicable agreement as of the specific dates therein, were solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to Transaction Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Transaction Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of Transaction Agreement, which subsequent information may or may not be fully reflected in the Arena’s or Newco’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Common Stock Financing, Preferred Stock Financing and Stock Purchase Agreement is incorporated by reference in this Item 3.02. The shares of New Arena Common Stock to be issued in connection with the Common Stock Financing, Preferred Stock Financing and Stock Purchase Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements provided by Section 4(a)(2) of the Securities Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On November 2, 2023, Arena entered into a letter agreement (the “Amendment”) to the Second Amended and Restated Executive Employment Agreement dated as of August 26, 2020, as amended, by and between Arena and its Chief Executive Officer, Ross Levinsohn (the “Levinsohn Agreement”). Pursuant to the terms of the Amendment: (i) Mr. Levinsohn waived any right to resign for Good Reason (as defined in the Levinsohn Agreement) solely by reason of a Change in Control (as defined in the Levinsohn Agreement) involving the Transactions and (ii) Mr. Levinsohn’s outstanding unvested equity awards, other than equity awards granted on November 2, 2023, will accelerate and become fully vested and exercisable, as applicable, upon the closing of the Transactions and subject to Mr. Levinsohn remaining employed by Arena through the closing of the Transactions.

The above description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2023.

Item 7.01	Regulation FD Disclosure.

On November 6, 2023, Arena and Simplify issued a joint press release (the “Press Release”) announcing the execution of the Transaction Agreement and related agreements. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Arena under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including 99.1.

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Additional Information and Where to Find It

In connection with the Transactions, Newco and Arena will prepare and file with the SEC a registration statement on Form S-4 that will include a combined proxy statement/prospectus of Arena and Newco (the “Combined Proxy Statement/Prospectus”). Arena, Simplify and Newco will prepare and file the Combined Proxy Statement/Prospectus with the SEC, and Arena will mail the Combined Proxy Statement/Prospectus to its stockholders and file other documents regarding the Transactions with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Newco and/or Arena may file with the SEC in connection with the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF ARENA ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE COMBINED PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND THE OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED BY NEWCO OR ARENA WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE TRANSACTIONS, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Combined Proxy Statement/Prospectus and other documents filed with the SEC by Newco and/or Arena without charge through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Participants in the Solicitation

Arena, Simplify, Bridge Media and Newco and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in connection with the Transactions. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Transactions, including a description of their direct or indirect interests in the Transactions, by security holdings or otherwise, will be set forth in the Combined Proxy Statement/Prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of Arena is contained in Arena’s proxy statement for its 2023 annual meeting of stockholders, filed with the SEC on April 28, 2023, its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act, including statements regarding the Transactions. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the Transactions, including any plans or estimates; the ability of the parties to complete the Transactions considering the various closing conditions; expectations regarding the related agreements to the Transactions, including the timing, structure, terms, benefits, plans and each of the parties’ ability to satisfying the closing conditions therein; the expected composition of the board of directors of the combined company; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “intend,” “expect,” “seek,” “estimate,” “plan,” “would,” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements.

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Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) that one or more closing conditions to the Transactions, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Arena may not be obtained; (2) the risk that the Transactions may not be completed in the time frame expected by the parties, or at all; (3) unexpected costs, charges or expenses resulting from the Transactions; (4) uncertainty of the expected financial performance of New Arena following completion of the Transactions; (5) failure to realize the anticipated benefits of the Transactions, including as a result of delay in completing the Transactions or integrating Bridge Media and Arena; (6) the ability of New Arena to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of New Arena; (8) any inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the Transactions; (10) potential litigation in connection with the Transactions or other settlements or investigations that may affect the timing or occurrence of the Transactions or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (13) the ability of Bridge Media, Arena and New Arena to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event; (14) the impact of public health crises, such as pandemics and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; (15) actions by third parties, including government agencies; (16) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions; (17) the risk that disruptions from the Transactions will harm Bridge Media and Arena, including current plans and operations; (18) certain restrictions during the pendency of the acquisition that may impact Bridge Media’s or Arena’s ability to pursue certain business opportunities or strategic transactions; (19) Bridge Media’s, Arena’s and New Arena’s ability to meet expectations regarding the accounting and tax treatments of the Transactions; (20) delays in Bridge Media attracting advertisers or executing its business growth strategy; (21) continued fragmentation of audiences and a reduction in the number of television subscribers; (22) decreases in advertising spending or advertising demand or the demand for Bridge Media programming; (23) increased competition for programing, audiences and advertisers; (24) loss of Bridge Media’s key affiliate customer, Agency 5; (25) changes in government regulations, licensing requirements, or FCC’s rules and regulations and the applicability of such rules and regulations to Bridge Media; (26) failure to identify strategic acquisitions candidates or achieve the desired results of strategic acquisitions; (27) loss of material intellectual property rights for Arena or Bridge Media’s programming, technology, digital and other content; (28) labor disputes, increasing demand for creative talent and union activity; (29) loss of key employees or the inability to attract and retain skilled employees; and (30) inability to or limitations on raising additional capital in the future. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Arena’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, the registration statement on Form S-4 discussed above and other documents filed by Arena and Newco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Arena, Simplify, Bridge Media and Newco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Arena, Simplify, Bridge Media or Newco gives any assurance that Arena, Bridge Media or the combined company will achieve its expectations.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
2.1*	Business Combination Agreement, dated as of November 5, 2023, among The Arena Group Holdings, Inc., Simplify Inventions, LLC, Bridge Media Networks, LLC, New Arena Holdco, Inc., Energy Merger Sub I, LLC and Energy Merger Sub II.
10.1	Common Stock Subscription Agreement, dated as of November 5, 2023, between New Arena Holdco, Inc. and 5-Hour International Corporation Pte. Ltd.
10.2*	Preferred Stock Subscription Agreement, dated as of November 5, 2023, between New Arena Holdco, Inc. and The Hans Foundation USA.
99.1	Press Release, dated November 6, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Arena agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ARENA GROUP HOLDINGS, INC.

Dated: November 7, 2023
	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer

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